Exhibit 99.1

Forward Air Corporation Announces Pricing of Private Offering of $725 Million of Senior Secured Notes

GREENEVILLE, TENN., September 22, 2023 – Forward Air Corporation (NASDAQ: FWRD) (“Forward,” “we,” “our,” or “us”) today announced the pricing of the previously announced private offering (the “Notes Offering”) of $725 million of 9.50% senior secured notes due 2031 by GN Bondco, LLC (the “Escrow Issuer”), a Delaware limited liability company and wholly owned subsidiary of Omni Newco, LLC (“Omni”), which was downsized by $200 million from the previously announced offering size of $925 million in connection with a corresponding increase to the size of the new senior secured term loan facility that we expect to enter into upon consummation of the Merger (as defined below). The initial offering price to investors will be 98.0% of the principal amount thereof. The Notes Offering is expected to close on October 2, 2023, subject to customary closing conditions.

Forward intends to use the net proceeds of the Notes Offering, together with the net proceeds from the initial borrowings under the New Senior Secured Credit Facilities (as defined below) and cash on hand, (a) to pay the cash consideration and any other amounts payable by it in connection with its previously announced combination with Omni (the “Merger”), (b) to repay certain existing indebtedness of Forward and Omni and (c) to pay the fees, premiums, expenses and other transaction costs incurred in connection with the Merger and the other transactions contemplated by the definitive documentation entered into with respect to the Merger.

Unless the consummation of the Notes Offering occurs substantially concurrently with the consummation of the Merger, the gross proceeds of the Notes Offering, together with certain additional amounts, will be deposited into an escrow account for the Notes pending the consummation of the Merger, and the Notes will initially be the senior secured obligations of the Escrow Issuer, secured only by the amounts deposited in the applicable escrow account. Upon consummation of the Merger, the Escrow Issuer will merge with and into Clue Opco LLC, a newly formed Delaware limited liability company and wholly owned subsidiary of Forward (“Opco”), with Opco continuing as the surviving entity and assuming all of the Escrow Issuer’s obligations under the Notes. In addition, following consummation of the Merger, the Notes will be guaranteed, jointly and severally, fully and unconditionally, on a senior secured basis, by (i) Forward and (ii) each of Opco’s existing and future domestic subsidiaries that guarantee Forward’s new senior secured credit facilities expected to be entered into upon consummation of the Merger (the “New Senior Secured Credit Facilities”). Following consummation of the Merger, the Notes and related guarantees will be secured, subject to permitted liens and certain other exceptions, by first priority liens on the same collateral that will secure the New Senior Secured Credit Facilities.

The Notes and the related guarantees have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any applicable state or foreign securities laws, and will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A, and to non-U.S. persons outside the United States in compliance with Regulation S under the Securities Act. Unless so registered, the Notes and the related guarantees may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws. This press release will not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities.  The Notes Offering is not being made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful.

About Forward Air Corporation

Forward is a leading asset-light provider of transportation services across the United States, Canada and Mexico. We provide expedited less-than-truckload (“LTL”) services, including local pick-up and delivery, shipment consolidation/deconsolidation, warehousing, and customs brokerage by utilizing a comprehensive national network of terminals. In addition, we offer final mile services, including delivery of heavy-bulky freight, truckload brokerage services, including dedicated fleet services; and intermodal, first-and last-mile, high-value drayage services, both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services. We are more than a transportation company. Forward is a single resource for your shipping needs.

Cautionary Note on Forward-Looking Statements

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the potential transaction between Forward and Omni, the expected timetable for completing the potential transaction, the benefits and expected cost and revenue synergies of the potential transaction (including the timing for realizing any such synergies and the conversion of revenue synergies to adjusted EBITDA) and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels (including the achievement of targeted deleveraging within the expected time frames or at all), investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation:

●	the parties’ ability to consummate the potential transaction and to meet expectations regarding the timing and completion thereof;

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the satisfaction or waiver of the conditions to the completion of the potential transaction, including the receipt of all required regulatory approvals or clearances in a timely manner and on terms acceptable to Forward;

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the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the potential transaction, including the realization of expected revenue and cost synergies, the conversion of revenue synergies to adjusted EBITDA and the achievement of deleveraging targets, within the expected time-frames or at all;

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the risk that the committed financing necessary for the consummation of the potential transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

●	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

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the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the potential transaction;

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the risk that, if Forward does not obtain the necessary shareholder approval for the conversion of the perpetual non-voting convertible preferred stock, Forward will be required to pay an annual dividend on such outstanding preferred stock;

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the risks associated with being a holding company with the only material assets after completion of the potential transaction being the interest in the combined business and, accordingly, dependency upon distributions from the combined business to pay taxes and other expenses;

●	the requirement for Forward to pay certain tax benefits that it may claim in the future, and the expected materiality of these amounts;

●	risks associated with organizational structure, including payment obligations under the tax receivable agreement, which may be significant, and any accelerations or significant increases thereto;

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the inability to realize all or a portion of the tax benefits that are currently expected to result from the acquisition of certain corporate owners of Omni, certain pre-existing tax attributes of Omni owners and tax attributes that may arise on the distribution of cash to other Omni owners in connection with the potential transaction, as well as the future exchanges of units of Forward’s operating subsidiary and payments made under a tax receivables agreement;

●	increases in interest rates;

●	changes in Forward’s credit ratings and outlook;

●	risks relating to the indebtedness Forward expects to incur in connection with the potential transaction and the need to generate sufficient cash flows to service and repay such debt;

●	the ability to generate the significant amount of cash needed to service the indebtedness;

●	the limitations and restrictions in surviving agreements governing indebtedness;

●	risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Forward shareholders; and

●	general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and current reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Contact:
Forward Investor Relations
Attn: Brandon Hammer, 423-636-7173
bhammer@forwardair.com